AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT dated as of October 16, 2007 (this "Agreement"), by and between USA Detergents, Inc., a Delaware corporation ("Borrower"), and GBC Funding, LLC, a Delaware limited liability company ("Lender").

RECITALS:

WHEREAS, Greystone Business Credit II, L.L.C. ("Greystone") and Borrower entered into certain financing arrangements pursuant to the Loan and Security Agreement dated as of December 27, 2006, by and between Greystone and Borrower (as amended hereby, and as the same may have heretofore been or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced (the "Loan Agreement"));

WHEREAS, Greystone sold, transferred and assigned to Lender all right, title and interest of Greystone in the Loan Agreement pursuant to the Sale Assignment dated as of March 7, 2007 executed by Greystone in favor of Lender;

WHEREAS, Borrower and Lender entered into the Amendment, Consent and Forbearance Agreement dated as of July 30, 2007 (the "Forbearance Agreement"), pursuant to which Lender agreed to forbear with respect to certain Events of Default under the Loan Agreement and the other Loan Documents;

WHEREAS, Borrower entered into that certain Stock Purchase Agreement dated as of July 30, 2007 (the "Stock Purchase Agreement") among Borrower, USAD Metro Holdings, LLC, Uri Evan and Titan Global Holdings, Inc. ("Titan Holdings"), pursuant to which Titan Holdings received an option to purchase all of the capital stock of Borrower (the "Option");

WHEREAS, as of the date hereof, Titan Holdings has exercised the Option, with the effect that Borrower is a wholly owned subsidiary of Titan Holdings;

WHEREAS, in connection with the exercise of the Option by Titan Holdings, Borrower has requested that Lender amend the Loan Agreement in order to provide further financial accommodations to Borrower;

WHEREAS, Lender is willing to amend the Loan Agreement in accordance with the terms set forth below; and

NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree as follows:

SECTION 1. DEFINITIONS

1.1. Interpretation. All capitalized terms used herein (including the recitals hereto) shall have the respective meanings ascribed thereto in the Loan Agreement unless otherwise defined herein.

SECTION 2. AMENDMENTS

2.1. Amendments. Subject to the satisfaction of the conditions set forth in Section 5 below, and in reliance on the representations and warranties, covenants and other agreements set forth in this Agreement, the Loan Agreement is hereby amended as follows:

(a) Section 1.1(b) of the Loan Agreement is hereby amended and restated as follows:

(b) Term Loan. Make (i) on the date of this Agreement an advance to Borrower computed with respect to the value of all Eligible Equipment owned by Borrower on the date of this Agreement (the "Equipment Advance") in the principal amount, if any, set forth in Section 2(a)(i) of Schedule A, (ii) on the date of this Agreement an advance to Borrower computed with respect to the value of all Eligible Real Property owned by Borrower on the date of this Agreement (the "Real Property Advance") in the principal amount, if any, set forth in Section 2(a)(ii) of Schedule A, (iii) in Lender's sole and absolute discretion and upon at least fifteen days prior written request by Borrower, one or more advances to Borrower computed with respect to the value of all Capital Expenditure Equipment to be acquired with the proceeds of such advance (each, a "Capital Expenditure Advance") in a principal amount, if any, set forth in Section 2(a)(iii) of Schedule A, (iv) on or prior to July 30, 2007, advances to Borrower (collectively, the "Term Overadvance") in the aggregate principal amount set forth in Section 2(a)(iv) of Schedule A, (v) on or prior to October ___, 2007, advances to Borrower (collectively, the "Titan Overadvance") in the aggregate principal amount set forth in Section 2(a)(v) of Schedule A, and (vi) on October ___, 2007, an advance to Borrower for working capital purposes (the "Working Capital Overadvance") in the aggregate principal amount set forth in Section 2(a)(vi) of Schedule A. The Equipment Advance, the Real Property Advance, all Capital Expenditure Advances, the Term Overadvance, the Titan Overadvance and the Working Capital Overadvance are referred to individually as a "Term Loan Advance" and collectively as the "Term Loan." Each Term Loan Advance will be evidenced by a term note in the form attached hereto as Exhibit A.

(b) Section 1.1 of the Loan Agreement is hereby amended by adding paragraph (c) as follows:

(c) Notwithstanding anything to the contrary contained herein, Lender shall not have any obligation to make any Loan under this Agreement if the making of such Loan would have the effect of creating a breach of, or causing a conflict with, any of the provisions of the Subordination Agreement dated as of September 17, 2007 between YA Global Investments, L.P. and Greystone Business Credit II, L.L.C.

(c) The second sentence of Section 1.4 of the Loan Agreement is hereby amended and restated as follows:

Principal of the Term Loan shall be repaid as set forth in Section 2(b) of Schedule A or, following the occurrence of an Event of Default, at such other times and in such other amounts as determined by Lender in its sole discretion.

(d) Section 3.1 of the Loan Agreement is hereby amended by inserting "and its Affiliates (and their assignees, whether direct or indirect)" immediately following the first and second uses of "Lender" therein.

(e) Section 3.3 of the Loan Agreement is hereby amended and restated in its entirety as follows:

3.3 Preservation of Collateral and Perfection of Security Interest Therein. Borrower shall, at Lender's request, at any time and from time to time, authenticate, execute and deliver to Lender and/or its Affiliates (and/or their assignees, whether direct or indirect) such financing statements, documents and other agreements and instruments (and pay the cost of filing or recording the same in all public offices deemed necessary or desirable by Lender and/or its Affiliates (and/or their assignees, whether direct or indirect) and do such other acts and things or cause third parties to do such other acts and things as Lender and/or its Affiliates (and/or their assignees, whether direct or indirect) may deem necessary or desirable in its sole discretion in order to establish and maintain a valid, attached and perfected security interest in the Collateral in favor of Lender and its Affiliates (and their assignees, whether direct or indirect) (free and clear of all other liens, claims, encumbrances and rights of third parties whatsoever, whether voluntarily or involuntarily created, except Permitted Liens) to secure payment of the Obligations and to facilitate the collection of the Collateral. Borrower authorizes Lender and its Affiliates (and their assignees, whether direct or indirect) to file, transmit, or communicate, as applicable, financing statements and amendments describing the Collateral as "all personal property of debtor" or "all assets of debtor" or words of similar effect, in order to perfect Lender’s and its Affiliates’ (and their assignees’, whether direct or indirect) security interests in the Collateral without Borrower's signature. Borrower also hereby ratifies its authorization for Lender to have filed in any jurisdiction any financing statements filed prior to the date hereof.

(f) Clause (iv) of Section 2(b) of Schedule A to the Loan Agreement is hereby amended and restated as follows:

(iv) Term Overadvance:               The Term Overadvance shall be repaid in equal consecutive monthly installments of no less than $14,500 (or such other amount mutually agreed between Borrower and Lender) payable on the fifteenth day of each calendar month commencing with November 15, 2007, with the entire unpaid balance due and payable on the Maturity Date.

(g) Section 2(a) of Schedule A to the Loan Agreement is hereby amended by adding clause (v) as follows:

(v) Titan Overadvance:                  $1,700,000.00

(h) Section 2(b) of Schedule A to the Loan Agreement is hereby amended by adding clause (v) as follows:

(v) Titan Overadvance:                The Titan Overadvance shall be repaid in equal consecutive monthly installments of no less than $36,000 (or such other amount mutually agreed between Borrower and Lender) payable on the fifteenth day of each calendar month commencing with November 15, 2007, with the entire unpaid balance due and payable on the Maturity Date.

(i) Section 2(a) of Schedule A to the Loan Agreement is hereby amended by adding clause (vi) as follows:

(vi) Working Capital Overadvance:          $750,000.00

(j) Section 2(b) of Schedule A to the Loan Agreement is hereby amended by adding clause (vi) as follows:

(vi) Working Capital Overadvance:          The Working Capital Overadvance shall be repaid in equal consecutive monthly installments of no less than $16,000 (or such other amount mutually agreed between Borrower and Lender) payable on the fifteenth day of each calendar month commencing with November 15, 2007, with the entire unpaid balance due and payable on the Maturity Date.

(k) Schedule B to the Loan Agreement is hereby amended by amending and restating the definition of "Obligations" as follows:

"Obligations" means all present and future Loans, advances, debts, liabilities, obligations, guaranties, covenants, duties and indebtedness at any time owing by Borrower to Lender and its Affiliates (and their assignees, whether direct or indirect), whether evidenced by this Agreement, any other Loan Document or otherwise, whether arising from an extension of credit, opening of a Credit Accommodation, guaranty, indemnification or otherwise (including all fees, costs and other amounts which may be owing to issuers of Credit Accommodations and all taxes, duties, freight, insurance, costs and other expenses, costs or amounts payable in connection with Credit Accommodations or the underlying goods), whether direct or indirect (including those acquired by assignment and any participation by Lender or its Affiliates (or their assignees, whether direct or indirect) in Borrower's indebtedness owing to others), whether absolute or contingent, whether due or to become due, and whether arising before or after the commencement of a proceeding under the Bankruptcy Code or any similar statute, including all interest, charges, expenses, fees, attorney's fees, expert witness fees, audit fees, letter of credit fees, Closing Fees, Facility Fees, Servicing Fees, Unused Line Fees, Minimum Borrowing Fees, Success Fees, amounts owing under Warrants, Credit Accommodation Fees and any other sums chargeable to Borrower under this Agreement or under any other Loan Document.

(l) Schedule B to the Loan Agreement is hereby amended by adding the following definitions in alphabetical order:

"Titan Overadvance" has the meaning set forth in Section 1.1(b).

"Working Capital Overadvance" has the meaning set forth in Section 1.1(b).

SECTION 3. COVENANTS

As a condition of Lender's agreements hereunder, the following terms and provisions shall apply (it being agreed that the violation by Borrower of any of the following provisions shall constitute an immediate Event of Default):

3.1. Titan Guarantee. Contemporaneously with the execution of this Agreement, Borrower shall cause each of Titan Holdings, Titan PCB West, Inc., Titan PCB East, Inc., Oblio Telecom, Inc., Titan Wireless Communications, Inc., Start Talk Inc., Pinless, Inc. and Titan Card Services, Inc. (collectively, "Titan") to execute a Guarantee (the "Titan Guarantee") in the form attached hereto as Exhibit A. Borrower acknowledges, confirms and agrees that an Event of Default shall occur and be continuing hereunder and under the Loan Agreement if the Titan Guarantee or any provision thereof shall cease to be in full force and effect, or any Person (including Titan) shall contest in any manner the validity, binding nature or enforceability of the Titan Guarantee or any such provision therein.

3.2. APPCO Guarantee. Contemporaneously with the execution of this Agreement, Borrower shall cause each of Appalachian Oil Company and APPCO-KY, Inc. (together, "APPCO") to execute a Guarantee (the "APPCO Guarantee") in the form attached hereto as Exhibit B. Borrower acknowledges, confirms and agrees that an Event of Default shall occur and be continuing hereunder and under the Loan Agreement if the APPCO Guarantee or any provision thereof shall cease to be in full force and effect, or any Person (including APPCO) shall contest in any manner the validity, binding nature or enforceability of the APPCO Guarantee or any such provision therein.

3.3. Patent Mortgage. Within thirty (30) days after the date of this Agreement, Borrower shall, or shall cause Air Fresh, Inc. to, execute and deliver a patent mortgage, in form and substance satisfactory to Lender, with respect to Patent No. US 6,749,066 B2 dated June 15, 2004 for a single use Liquid Detergent Container and Dispenser.

3.4. Additional Security Documents. Within thirty (30) days after the date of this Agreement, Borrower shall enter into (a) an amendment to the Trademark Security Agreement dated as of December 27, 2006, executed by Borrower in favor of Lender and (b) an agency agreement among Lender, Greystone, Titan Holdings and certain of its affiliates, in each case in form and substance satisfactory to Lender.

SECTION 4. REPRESENTATIONS AND WARRANTIES

Borrower hereby represents, warrants and covenants as follows:

4.1. Representations in Loan Documents. Each of the representations and warranties made by or on behalf of Borrower to Lender in any of the Loan Documents was true and correct when made, and is true and correct on and as of the date of this Agreement with the same full force and effect as if each of such representations and warranties had been made by Borrower on the date hereof and in this Agreement.

4.2. Binding Effect of Documents. This Agreement has been duly authorized, executed and delivered to Lender by Borrower, is enforceable in accordance with its terms and is in full force and effect.

4.3. No Conflict. The execution, delivery and performance of this Agreement by Borrower will not violate any requirement of law or contractual obligation of Borrower and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues.

SECTION 5. CONDITIONS TO EFFECTIVENESS OF CERTAIN PROVISIONS OF THIS AGREEMENT

The effectiveness of the terms and provisions of this Agreement shall be subject to the following conditions precedent:

(a) Lender shall have received (i) an original of this Agreement, duly authorized, executed and delivered by Borrower, (ii) an original APPCO Guarantee duly authorized, executed and delivered by APPCO, (iii) an original Titan Guarantee duly authorized, executed and delivered by Titan, (iv) an original of the term note in the form attached hereto as Exhibit C (the "Titan Overadvance Note"), duly authorized, executed and delivered by Borrower, (v) an original of the term note in the form attached hereto as Exhibit D (the "Working Capital Overadvance Note"), duly authorized, executed and delivered by Borrower, and (vi) such other documents, agreements and instruments as may be requested by Lender, each such document, agreement and instrument to be in form and substance satisfactory to Lender;

(b) All proceedings taken in connection with the transactions contemplated by this Agreement and all agreements, documents, instruments, materials and other legal matters incident hereto shall be satisfactory to Lender;

(c) Lender shall have been reimbursed for all reasonable costs, fees and expenses incurred by Lender in connection with the preparation, execution, administration or enforcement of this Agreement;

(d) Lender shall have been paid all interest, fees and other charges accrued and owing through the date hereof in respect of the outstanding principal amount under the Titan Overadvance Note; and

(e) No Event of Default shall be in existence as of the date hereof.

SECTION 6. MISCELLANEOUS

6.1. Effect of Agreement. Except as modified pursuant hereto, no other changes or modifications to the Loan Documents are intended or implied and, in all other respects, the Loan Documents hereby are ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Agreement and the other Loan Documents, the terms of this Agreement shall govern and control. The Loan Agreement and this Agreement shall be read and construed as one agreement.

6.2. Agreement as a Loan Document. Borrower and Lender hereby agree that this Agreement shall constitute a "Loan Document" for all purposes of the Loan Agreement and the other Loan Documents, and any references to the Loan Documents contained in any notice, request, certificate or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise specify.

6.3. Costs and Expenses. Borrower absolutely and unconditionally agrees to pay to Lender, on demand by Lender at any time, whether or not all or any of the transactions contemplated by this Agreement are consummated: all fees and disbursements of any counsel to Lender in connection with the preparation, negotiation, execution, or delivery of this Agreement and any agreements contemplated hereby and expenses which shall at any time be incurred or sustained by Lender or any participant of Lender or any of their respective directors, officers, employees or agents as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Agreement and any agreements contemplated hereby.

6.4. Further Assurances. At Borrower's expense, the parties hereto shall execute and deliver such additional documents and take such further action as may be necessary or desirable to effectuate the provisions and purposes of this Agreement.

6.5. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

6.6. Survival of Representations and Warranties. All representations and warranties made in this Agreement or any other document furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

6.7. Release.

(a) In consideration of the agreements of Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every kind and nature, known or unknown, suspected or unsuspected, at law or in equity, which Borrower or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date of this Agreement, including, without limitation, for or on account of, or in relation to, or in any way in connection with this Agreement, the Loan Agreement, or any of the other Loan Documents or transactions hereunder or thereunder.

(b) Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

6.8. Covenant Not to Sue. Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Borrower pursuant to Section 6.7 above. If Borrower or any of its successors, assigns or other legal representatives violates the foregoing covenant, Borrower, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by any Releasee as a result of such violation.

6.9. Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement.

6.10. Reviewed by Attorneys. Borrower represents and warrants to Lender that it (a) understands fully the terms of this Agreement and the consequences of the execution and delivery of this Agreement, (b) has been afforded an opportunity to discuss this Agreement with, and have this Agreement reviewed by, such attorneys and other persons as Borrower may wish, and (c) has entered into this Agreement and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Agreement nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Agreement and the other documents executed pursuant hereto or in connection herewith.

6.11. Governing Law: Consent to Jurisdiction and Venue. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. BORROWER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND LENDER PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN THE LOAN AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS THE SAME HAS BEEN POSTED.

6.12. Mutual Waiver of Jury Trial. THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LENDER AND BORROWER ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

6.13. Counterparts. This Agreement may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement is executed and delivered as of the day and year first above written.

USA DETERGENTS, INC.

By	/s/ Frank J. Orlando

Name	Frank J. Orlando
Title	Chief Executive Officer

GBC FUNDING, LLC

By	/s/

Name
Title

Signature Page - Amendment No. 2 to Loan and Security Agreement

EXHIBIT A
to
AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

TITAN GUARANTEE

[See attached]

EXHIBIT B
to
AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

APPCO GUARANTEE

[See attached]

EXHIBIT C
to
AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

TITAN OVERADVANCE NOTE

$1,700,000.00	New York, New York
October ___, 2007

FOR VALUE RECEIVED, the undersigned, USA Detergents, Inc., a Delaware corporation ("Borrower"), hereby unconditionally promises to pay to the order of GBC Funding, LLC, a Delaware limited liability company having an address at 152 West 57th Street, 60th Floor, New York, New York 10019 ("Lender"), at such place as the holder of this Term Overadvance Note ("Term Note") may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of One Million Seven Hundred Thousand and 00/100 Dollars ($1,700,000.00). Reference is hereby made to the Loan and Security Agreement between Borrower and Lender dated as of December 27, 2006 (as amended on the date hereof, and as amended, modified or otherwise supplemented, the "Loan Agreement") for a statement of the terms and conditions under which the loan evidenced hereby was made and is to be repaid. This Term Note evidences a Term Loan Advance described in the Loan Agreement. Capitalized terms used herein which are not otherwise specifically defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

The outstanding principal balance of this Term Note shall be payable in full on the Maturity Date. Prior thereto, the Term Note shall be repayable as set forth in the Loan Agreement.

Borrower further promises to pay interest on the outstanding principal amount hereof from the date hereof until payment in full hereof at the per annum rate equal to the Prime Rate in effect from time to time plus one percent per annum (1.0%). Following the occurrence and during the continuance of an Event of Default, the entire outstanding principal balance of this Term Note shall, at Lender's option, bear interest until paid in full at a per annum rate equal to the interest rate applicable to the Term Loan from time to time in effect plus two percent per annum (2.0%). Until maturity, interest on the outstanding principal amount hereof shall be payable in arrears on the fifteenth day of each month, commencing November 15, 2007 and on the Maturity Date. After maturity, whether by acceleration or otherwise, accrued interest shall be payable on demand. Interest as aforesaid shall be charged for the actual number of days elapsed over a year consisting of three hundred sixty (360) days on the actual daily outstanding balance hereof. Changes in the interest rate provided for herein which are due to changes in the Prime Rate shall be effective on the date of the change in the Prime Rate.

Notwithstanding anything to the contrary contained herein, the aggregate of all interest hereunder and charged or collected by Lender is not intended to exceed the highest rate permissible under any applicable law, but if it should, such interest shall automatically be reduced to the extent necessary to comply with applicable law and Lender will refund to Borrower any such excess interest received by Lender.

Subject to Section 7.2 of the Loan Agreement, Borrower may prepay the outstanding principal balance hereof in whole or in part. Any partial prepayment of the Term Loan shall be applied to the unpaid installments of the Term Loan in the inverse order of their maturities.

Upon and after the occurrence of an Event of Default, this Term Note may, at the option of Lender, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

Payments received by Lender from Borrower on this Term Note shall be applied to the Obligations as provided in the Loan Agreement.

Presentment, demand, protest and notice of presentment, demand, nonpayment and protest are hereby waived by Borrower.

THIS TERM NOTE SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. If any provision of this Term Note or the application thereof shall be held to be void or unenforceable by any court of competent jurisdiction, such defect shall not affect the remainder of this Term Note, which shall continue in full force and effect. Whenever in this Term Note reference is made to Lender or Borrower, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Term Note shall be binding upon Borrower and its successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

USA DETERGENTS, INC.

By

Its

EXHIBIT D
to
AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

WORKING CAPITAL OVERADVANCE NOTE

$750,000.00	New York, New York
October ___, 2007

FOR VALUE RECEIVED, the undersigned, USA Detergents, Inc., a Delaware corporation ("Borrower"), hereby unconditionally promises to pay to the order of GBC Funding, LLC, a Delaware limited liability company having an address at 152 West 57th Street, 60th Floor, New York, New York 10019 ("Lender"), at such place as the holder of this Term Overadvance Note ("Term Note") may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of Seven Hundred and Fifty Thousand and 00/100 Dollars ($750,000.00). Reference is hereby made to the Loan and Security Agreement between Borrower and Lender dated as of December 27, 2006 (as amended on the date hereof, and as amended, modified or otherwise supplemented, the "Loan Agreement") for a statement of the terms and conditions under which the loan evidenced hereby was made and is to be repaid. This Term Note evidences a Term Loan Advance described in the Loan Agreement. Capitalized terms used herein which are not otherwise specifically defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

The outstanding principal balance of this Term Note shall be payable in full on the Maturity Date. Prior thereto, the Term Note shall be repayable as set forth in the Loan Agreement.

Borrower further promises to pay interest on the outstanding principal amount hereof from the date hereof until payment in full hereof at the per annum rate equal to the Prime Rate in effect from time to time plus one percent per annum (1.0%). Following the occurrence and during the continuance of an Event of Default, the entire outstanding principal balance of this Term Note shall, at Lender's option, bear interest until paid in full at a per annum rate equal to the interest rate applicable to the Term Loan from time to time in effect plus two percent per annum (2.0%). Until maturity, interest on the outstanding principal amount hereof shall be payable in arrears on the fifteenth day of each month, commencing November 15, 2007 and on the Maturity Date. After maturity, whether by acceleration or otherwise, accrued interest shall be payable on demand. Interest as aforesaid shall be charged for the actual number of days elapsed over a year consisting of three hundred sixty (360) days on the actual daily outstanding balance hereof. Changes in the interest rate provided for herein which are due to changes in the Prime Rate shall be effective on the date of the change in the Prime Rate.

Notwithstanding anything to the contrary contained herein, the aggregate of all interest hereunder and charged or collected by Lender is not intended to exceed the highest rate permissible under any applicable law, but if it should, such interest shall automatically be reduced to the extent necessary to comply with applicable law and Lender will refund to Borrower any such excess interest received by Lender.

Subject to Section 7.2 of the Loan Agreement, Borrower may prepay the outstanding principal balance hereof in whole or in part. Any partial prepayment of the Term Loan shall be applied to the unpaid installments of the Term Loan in the inverse order of their maturities.

Upon and after the occurrence of an Event of Default, this Term Note may, at the option of Lender, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

Payments received by Lender from Borrower on this Term Note shall be applied to the Obligations as provided in the Loan Agreement.

Presentment, demand, protest and notice of presentment, demand, nonpayment and protest are hereby waived by Borrower.

THIS TERM NOTE SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. If any provision of this Term Note or the application thereof shall be held to be void or unenforceable by any court of competent jurisdiction, such defect shall not affect the remainder of this Term Note, which shall continue in full force and effect. Whenever in this Term Note reference is made to Lender or Borrower, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Term Note shall be binding upon Borrower and its successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

USA DETERGENTS, INC.

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